UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 25, 2006

TANGER FACTORY OUTLET CENTERS, INC.

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(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of Incorporation)	1-11986 (Commission File Number)	56-1815473 (I.R.S. Employer Identification Number)

3200 Northline Avenue, Greensboro, North Carolina 27408 (Address of principal executive offices) (Zip Code)
(336) 292-3010 (Registrants’ telephone number, including area code) N/A (former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁭ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁭ Soliciting material pursuant to Rule 14a-12 under the Exchange

⁭ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁭ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 25, 2006, Tanger Factory Outlet Centers, Inc. (the “Company”) issued a press release announcing its results of operations and financial condition as of and for the quarter ended March 31, 2006. A copy of the Company’s press release is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specified otherwise.

Item 7.01 Regulation FD Disclosure

On April 25, 2006, the Company made publicly available certain supplemental operating and financial information for the quarter ended March 31, 2006. This supplemental operating and financial information is attached to this current report as exhibit 99.2. The information contained in this report on Form 8-K, including Exhibit 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specified otherwise.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

The following exhibits are included with this Report:

Exhibit 99.1     Press release announcing the results of operations and financial condition of the Company as of and for the quarter ended March 31, 2006.

Exhibit 99.2     Supplemental operating and financial information of the Company as of and for the quarter ended March 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2006

TANGER FACTORY OUTLET CENTERS, INC.

By: /s/ Frank C. Marchisello Jr.
Frank C. Marchisello, Jr.
Executive Vice President, Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.

99.1	Press release announcing the results of operations and financial condition of the Company as of and for the quarter ended March 31, 2006.

       99.2   Supplemental operating and financial information of the Company as of and for the quarter ended March 31, 2006.